906 CERTIFICATION
                                                                    EXHIBIT 32.1

          CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED
            PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the Annual Report on Form 10-KSB of Applied DNA Sciences, Inc. (the "Company") for the year ended June 30, 2003, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), Larry Lee, President and Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

        (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

        (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

                                                              /s/ Larry Lee
                                                              --------------
                                                                  Larry Lee
Date:  December 29, 2003